SECOND AMENDMENT
                               TO
                         LEASE AGREEMENT


     THIS SECOND AMENDMENT TO LEASE AGREEMENT is made by and between JOHN D. HOWARD ("Lessor") and TEMTEX PRODUCTS, INC.
(successor of Wanderhomes, Inc. and Temtex Leisure Products of
California, Inc.), a Texas corporation ("Lessee").


                       W I T N E S S E T H

     WHEREAS, Lessor and Lessee executed that certain Lease Agreement, dated October 1, 1973, as amended by letter agreement, dated November 15, 1973 (the "Lease"), demising certain real property located in the City of Perris, County of Riverside, State of California and being more particularly described in Exhibit A attached thereto, together with the buildings and other improvements constructed thereon (the "'Property") , on the terms and conditions set forth in the Lease; and

     WHEREAS, Lessee, pursuant to Section 11.1 of Article XI of the Lease, is constructing a building on the Property to house certain additional manufacturing operations (the "Building");
and

     WHEREAS, in consideration of Lessor's reimbursement of Lessee for the costs of constructing the Building, Lessee has agreed to increase the rental payments under the Lease as herein set forth;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The term "Property", as defined in the Lease and herein, shall and does include the Building.

     2.   Effective  as of       August l        , 1983, (the
"Effective Date") , the monthly installments of rent payable under Section 2.1, of the Lease shall be equal to $6,367.99.

     3. Until otherwise instructed by Lessor in writing, Lessee shall continue to direct all monthly rental payments under the Lease, including those payable after the Effective Date, in accordance with its practices and instructions as of the date hereof.

     4. Lessor warrants that he has obtained any and all necessary consents required by the Lease and any and all mortgages or other documents to which Lessor is a party or by which the Property is bound in order to execute this Second Amendment to Lease Agreement.

     5.   Except to the extent modified under this Second
Amendment to Lease Agreement, the Lease is and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second
Amendment to Lease Agreement as of the 1983.



                                   LESSOR:



                                   _____________________________
                                   John D. Howard



                                   LESSEE:

                                   TEMTEX PRODUCTS INC.


                                   By:__________________________
                                        R. N. Stivers
                                        Vice President


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

STATE OF California

COUNTY OF Los Angeles

     On this 22 day of August in the year 1983, before me, J.M. Holmes , a Notary Public of said State, duly commissioned and sworn, personally appeared JOHN D. HOWARD known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same.

     IN WIITNESS WHEREOF, I have hereunto set my hand and affixed my off.icial seal the day and year in this certificate first above written.


                                   Notary Public in and for
                                           said State



STATE OF TEXAS

COUNTY OF DALLAS

     On this 16th day of August in the year 1983, before me,, Donna K. Talmon, a Notary Public of said State, duly commissioned and sworn, personally appeared R. N. STIVERS, known to me to be the Vice President of the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   Notary Public in and for
                                   said State








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